UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 23, 2004

GMH COMMUNITIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32290	201181390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Campus Boulevard
Newtown Square, Pennsylvania 19073
(Address of principal executive offices)

(610) 355-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 1.01.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 23, 2004, GMH Communities Trust, a Maryland real estate investment trust (the “Registrant”), and its operating partnership, GMH Communities, LP, a Delaware limited partnership (the “Borrower”), consented to Assignment and Assumption Agreements (each an “Assignment and Assumption Agreement”) by Bank of America, N.A. with each of the following six lenders:  Eurohypo AG, New York Branch; JPMorgan Chase Bank; Deutsche Bank Trust Company Americas; Merrill Lynch Bank USA; Morgan Stanley Bank; and Bank Midwest (each an “Additional Lender” and collectively, the “Additional Lenders”).  Under the terms of each Assignment and Assumption Agreement, the Registrant and the Borrower consented to the assignment of specified amounts to each Additional Lender of a portion of the $150.0 million revolving loan commitment by Bank of America, N.A. pursuant to a Credit Agreement, dated as of November 8, 2004, by and among the Borrower, the Registrant as guarantor, each subsidiary of the Borrower that becomes a borrower thereunder, Bank of America, N.A., as Administrative Agent and as a Lender, L/C Issuer and Swing Line Lender, each other lender from time to time a party thereto, and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager (the “Credit Facility”).  In addition, on November 23, 2004, the Borrower executed promissory notes for the benefit of each Additional Lender for the payment of any loan obligations due to such lender under the Credit Facility and Assignment and Assumption Agreement. As of November 29, 2004, there are no loans or letters of credit outstanding under the amended Credit Facility. The forms of Assignment and Assumption Agreement and Promissory Note executed with each Additional Lender are included as exhibits to the Credit Facility that was filed by the Registrant with the Securities and Exchange Commission on November 12, 2004 under Items 1.01 and 2.03 of a Current Report on Form 8-K, and each is incorporated by reference herein.

Additionally, on November 23, 2004, the Borrower, the Registrant and the Additional Lenders entered into a First Amendment to the Credit Facility, which among other things, amended one of the financial covenants that originally required that the Registrant maintain a ratio of liabilities to total assets (the “Leverage Ratio”) as of the end of any fiscal quarter of 62.5% or less through December 31, 2005 and then 60% or less thereafter.  As amended, the Credit Facility provides that the Leverage Ratio as of the end of any fiscal quarter cannot be greater than 60%.  A copy of the First Amendment to the Credit Facility is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.

10.1         Credit Agreement, dated as of November 8, 2004, among GMH Communities, LP, a Delaware limited partnership, GMH Communities Trust, a Maryland real estate investment trust (the “Trust”), each Subsidiary of the Trust that becomes a borrower, each lender and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (filed with the Trust's Current Report on Form 8-K on November 12, 2004 and incorporated herein by reference).

10.2         First Amendment of Credit Agreement, dated as of November 23, 2004, among GMH Communities, LP, a Delaware limited partnership, GMH Communities Trust, a Maryland real estate investment trust (the “Trust”), each Subsidiary of the Trust that becomes a borrower, Bank of America, N.A., as a Lender, as Administrative Agent, Swing Line Lender and L/C Issuer and the following Lenders: Eurohypo AG, New York Branch, JPMorgan Chase Bank, Deutsche Bank Trust Company Americas, Merrill Lynch Bank USA, Morgan Stanley Bank, and Bank Midwest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2004

GMH COMMUNITIES TRUST

	By:	/s/ Joseph M. Macchione
	Name:	Joseph M. Macchione
	Title:	Senior Vice President, General Counsel, and
Secretary